      Schedule 14A Information required in proxy statement.
                    Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[    ]  Preliminary Proxy Statement
[    ]  Preliminary Additional Materials
[ X  ]  Definitive Proxy Statement
[    ]  Definitive Additional Materials
[    ]  Soliciting Material Pursuant to Section 240.149-11(c) or
        Section 240.14a-12

TCW/DW Emerging Markets Opportunities Trust  . . . . . . . . . . .
        (Name of Registrant as Specified in its Charter)

Lou Anne D. McInnis. . . . . . . . . . . . . . . . . . . . . . .
           (Name of Person(s) Filing Proxy Statement)

       Payment of Filing Fee (check the appropriate box):


[    ]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(j)(1), or
        14a-6(j)(2)
[    ]  $500 per each party to the controversy pursuant to Exchange
        Act Rule 14a-6(j)(3)
[    ]  Fee computed on table below per Exchange Act Rules
        14a-6(j)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)   Aggregate number of securities to which transaction applies:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  .



3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4)   Proposed maximum aggregate value of transaction:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
     Set forth the amount on which the filing fee is calculated and state how it was determined.

[    ]  Check box if any part of the fee is offset as provided by
        Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously Paid.

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


2)   Form, Schedule or Registration Statement No.:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)   Filing Party:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


4)   Date Filed:

. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

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                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 22, 1995

   The Annual Meeting of Shareholders of TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Conference Center, Forty-Fourth Floor, 2 World Trade Center, New York, New York 10048, on June 22, 1995 at 11:00 a.m., New York City time, for the following purposes:

       1. To elect ten (10) Trustees, four (4) to serve until the 1996
    Annual Meeting, three (3) to serve until the 1997 Annual Meeting and three (3) to serve until the 1998 Annual Meeting, or, in each case, until their successors shall have been elected and qualified;


       2. To approve or disapprove the continuance of the currently effective Investment Advisory Agreement between the Trust and TCW Funds Management, Inc.;

       3. To ratify or reject the selection of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending January 31, 1996; and

       4. To transact such other business as may properly come before the Meeting or any adjournment thereof.


   Shareholders of record as of the close of business on April 20, 1995 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business on the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.

                               SHELDON CURTIS,
                                  Secretary


May 3, 1995
New York, New York


- -------------------------------------------------------------------------------
                                  IMPORTANT
  YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU
ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE
ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
- -------------------------------------------------------------------------------

                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST

                 Two World Trade Center, New York, New York 10048
                               PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                                JUNE 22, 1995

   This statement is furnished in connection with the solicitation of proxies by the Trustees of TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST (the "Trust") for use at the Annual Meeting of Shareholders of the Trust to be held on June 22, 1995, and at any adjournments thereof.


   If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 2 and 3 as set forth in the Notice of Annual Meeting of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation, execution and delivery of a later dated proxy to the Secretary of the Trust, or attendance and voting at the Annual Meeting of Shareholders.

   Shareholders as of the close of business on April 20, 1995, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On April 20, 1995 there were 22,390,833 shares of beneficial interest of the Trust outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The Trustees and Officers of the Trust, together, owned less than 1% of the Trust's outstanding shares on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by shareholders and the total number of shares outstanding.

   The cost of soliciting proxies for this Annual Meeting of Shareholders, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers and regular employees of the Trust, Dean Witter Services Company Inc. ("DWSC" or the "Manager") or its parent company, Dean Witter InterCapital Inc. ("InterCapital"), without special compensation therefor. The first mailing of this proxy statement is expected to be made on or about May 5, 1995.


                           (1) ELECTION OF TRUSTEES

   The number of Trustees has been currently fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at ten. There are currently ten Trustees, all of whom are standing for election at this first Shareholder Meeting of the Trust in accordance with the Trust's Declaration of Trust.

   Six of the current ten Trustees (John C. Argue, John R. Haire, Manuel H. Johnson, Paul Kolton, Michael E. Nugent and John L. Schroeder) are Independent Trustees, that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "Act"). The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. Mr. John L. Schroeder and Mr. Marc I. Stern were elected as Trustees by the Trustees of the Trust on April 20, 1995. All of the other Trustees were previously elected by InterCapital, the Trust's sole shareholder, prior to the public offering of shares of the Trust.

   The nominees of the Board of Trustees for election as Trustees are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees:
John C. Argue, Richard M. DeMartini, Charles A. Fiumefreddo, John R. Haire, Manuel H. Johnson, Paul Kolton, Thomas E. Larkin, Jr., Michael E. Nugent, John L. Schroeder and Marc I. Stern. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board of Trustees may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows no reason why said nominees would be unable or unwilling to accept nomination or election. Trustees will be elected by a plurality of the votes cast at the meeting. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   Pursuant to the provisions of the Trust's Declaration of Trust, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Board of Trustees has determined that the nominees for election as Trustee shall be standing for election as Trustee in each of the three classes of Trustee as follows: Class I--Messrs. Haire, Johnson, Schroeder and Stern; Class II--Messrs. DeMartini, Kolton and Larkin; and Class III--Messrs. Argue, Fiumefreddo and Nugent. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board of Trustees, or any adjournment thereof. The term of office of Trustees of Class I shall expire on the date of the Trust's second Annual Meeting of Shareholders; of Class II on the date of the Trust's third Annual Meeting; and of Class III on the date of the Trust's fourth Annual Meeting. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In accordance with the above, the Class I Trustees will serve until the 1996 Annual Meeting, the Class II Trustees will serve until the 1997 Annual Meeting and the Class III Trustees will serve until the 1998 Annual Meeting or until their successors shall have been elected and qualified.

   The following information regarding each of the nominees for election as Trustee includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of April 20, 1995 (shown in parentheses), positions with the Trust, and directorships (or trusteeships) in companies which file periodic reports with the Securities and Exchange Commission, including the 13 investment companies, including the Trust, for which TCW Funds Management, Inc. serves as investment adviser (the "Investment Adviser" or the "Adviser") and InterCapital's wholly-owned subsidiary Dean Witter Services Company Inc. ("DWSC") serves as manager (referred to herein as the "TCW/DW Funds"), and the 76 investment companies for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds").

   The nominees for Trustee to be elected at the Meeting are:

   JOHN C. ARGUE, Trustee since February, 1994; age 63; Senior Partner, Argue Pearson Harbison & Myers (law firm); Director, Avery Dennison Corporation (manufacturer of self-adhesive products and office supplies) and CalMat Company (producer of aggregates, asphalt and ready mixed concrete); Chairman, Rose Hills Memorial Park (cemetery); advisory director, LAACO Ltd. (owner and operator of private clubs and real estate); director or trustee of various business and not-for-profit corporations; Director, TCW Funds, Inc.; Trustee, University of Southern California, Occidental College and Pomona College; Trustee of the TCW/DW Funds.

   RICHARD M. DeMARTINI,* Trustee since December, 1993; age 42; President and Chief Operating Officer of Dean Witter Capital, a division of Dean Witter Reynolds Inc. ("DWR") (since January, 1989); Executive Vice President of Dean Witter, Discover & Co. ("DWDC"); Director of Dean Witter Services Company Inc. ("DWSC"), Dean Witter Distributors Inc. ("Distributors"), Dean Witter Trust Company ("DWTC"), Dean Witter InterCapital Inc. ("InterCapital") and DWR; Trustee of the TCW/DW Funds; formerly President and Chief Operating Officer of the Consumer Banking Division of DWDC.

   CHARLES A. FIUMEFREDDO,* Trustee since December, 1993; age 61; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the investment companies of which InterCapital serves as investment manager (or as adviser and administrator) (the "Dean Witter Funds"); Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; Director and/or officer of various DWDC subsidiaries; formerly Executive Vice President and Director of DWDC (until February, 1993).

   JOHN R. HAIRE, Trustee since February, 1994; age 70; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-October,
1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   DR. MANUEL H. JOHNSON, Trustee since February, 1994; age 46; Senior Partner, Johnson Smick International, Inc., a consulting firm; Koch Professor of International Economics and Director of the Center for Global Market Studies at George Mason University (since September, 1990); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission (since September, 1990); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Greenwich Capital Markets, Inc. (broker-dealer); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (February, 1986-August, 1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   PAUL KOLTON, Trustee since February, 1994; age 71; Director or Trustee of the Dean Witter Funds; Chairman of the Audit Committee and Chairman of the Committee of the Independent Trustees and Trustee of the TCW/DW Funds; formerly Chairman of the Financial Accounting Standards Advisory Council and Chairman and Chief Executive Officer of the American Stock Exchange; Director of UCC Investors Holding Inc. (Uniroyal Chemical Company, Inc.); Director or Trustee of various not-for-profit organizations.

   THOMAS E. LARKIN, Jr.,* Trustee since February, 1994; age 55; President, Chief Operating Officer and Managing Director of Trust Company of the West and TCW Asset Management Company; Vice Chairman and Managing Director of the Adviser; Vice Chairman of the Advisory Council for the College of Business Administration of the University of Notre Dame; Director of the California Pediatric and Family Medicine Center; President and Director of the TCW Galileo Funds, Inc.; Senior Vice President of TCW Convertible Securities Fund, Inc.; President and Trustee of the TCW/DW Funds.

   MICHAEL E. NUGENT, Trustee since February, 1994; age 58; General Partner, Triumph Capital, L.P., a private investment partnership (since April, 1988); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (September, 1984-March, 1988); Director of various business organizations.

- ---------------
* Messrs. DeMartini, Fiumefreddo, Larkin and Stern may be deemed
"interested persons" of the Trust and/or its Investment Adviser as defined in
Section 2(a)(19) of the Act, due to their affiliation with the Investment Adviser or Manager and/or their affiliated companies.

   JOHN L. SCHROEDER, Trustee since April 1995; age 64; Executive Vice President and Chief Investment Officer of The Home Insurance Company (since August, 1991); Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (April, 1983-June, 1991) and President of USF&G Financial Services, Inc. (June, 1990-June, 1991.)


   MARC I. STERN,* Trustee since April, 1995; age 51; Vice President of the Trust; President, The TCW Group Inc. (since May 1992); President and Director of the Adviser (since May, 1992); Chairman and Director of the TCW Galileo Funds, Inc.; Trustee of the TCW/DW Funds; Chairman of TCW Americas Development, Inc. (since November, 1990). Chairman of TCW Asia, Limited (since January, 1993); Chairman of TCW London International, Limited (since March, 1993); formerly President of SunAmerica, Inc. (financial services company) (December, 1988 to June, 1990).

   The executive officers of the Trust are: Sheldon Curtis, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; David A. Hughey, Vice President; Shaun C.K. Chan, Vice President; Michael P. Reilly, Vice President; and Thomas F. Caloia, Treasurer. In addition, Marilyn K. Cranney, Barry Fink, Lawrence S. Lafer, Lou Anne D. McInnis and Ruth Rossi serve as Assistant Secretaries. Mr. Curtis is 63 years old and is currently Senior Vice President, Secretary and General Counsel of InterCapital and DWSC and Assistant Secretary of DWR; he is also Senior Vice President, Assistant Secretary and Assistant General Counsel of Distributors and Senior Vice President and Secretary of DWTC. He has been an employee of InterCapital or DWR, a broker-dealer affiliate of InterCapital, for over five years. Mr. Scanlan is 59 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (July, 1992-March, 1993) and prior thereto was Chairman of Harborview Group, Inc. Mr. Hughey is 63 years old and is currently Executive Vice President and Chief Administrative Officer of InterCapital and DWSC; he is also Executive Vice President and Chief Administrative Officer of Distributors and DWTC as well as a Director of DWTC. He was previously President of DWTC (October, 1989-March, 1993). He has been an employee of InterCapital or DWR for over five years. Mr. Chan is 32 years old and is currently a Managing Director of the Adviser, TCW Asset Management Co. and Trust Company of the West and a Director of TCW Asia Limited. He was previously a Vice President of Security Pacific Bank (until 1992). Mr. Reilly is 31 years old and is currently a Senior Vice President of the Adviser, TCW Asset Management Co. and Trust Company of the West. He was previously the Regional Strategist and a Director of Wardley Investment Services (October, 1986-1993). Mr. Caloia is 48 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. He has been an employee of InterCapital or DWR for over five years.


BOARD OF TRUSTEES; RESPONSIBILITIES AND COMPENSATION OF INDEPENDENT TRUSTEES

   As mentioned above, the Trust is one of the TCW/DW Funds, a group of investment companies for which TCW Funds Management, Inc. serves as Investment Adviser and Dean Witter Services Company Inc. as Manager. As noted above, as of the date of this proxy statement, there are a total of 13 TCW/DW Funds. As of March 31, 1995, the TCW/DW Funds had total net assets of approximately $4 billion and approximately a quarter of a million shareholders.

   The Board of Trustees of each TCW/DW Fund has ten (10) members. Six Trustees, that is, a majority of the total number, have no affiliation or business connection with TCW Funds Management, Inc. or Dean Witter Services Company Inc. or any of their affiliated persons and do not own any stock or other securities issued by DWDC or TCW, the parent companies of Dean Witter Services Company Inc. and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. The Independent Trustees are the same for each of the TCW/DW Funds. Five of the six Independent Trustees are also Independent Trustees of

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

the Dean Witter Funds. As of the date of this proxy statement, there are a total of 76 Dean Witter Funds. Four of the TCW/DW Funds' Trustees, that is, the management Trustees, are affiliated with either Dean Witter Services Company Inc. or TCW. Three of the four management Trustees are the same for each of the TCW/DW Funds. One individual affiliated with TCW serves as a management Trustee for 11 TCW/DW Funds while another individual affiliated with TCW serves as a management Trustee for two TCW/DW Funds.

   As noted in a federal court ruling, "[T]he independent directors . . . are expected to look after the interests of shareholders by 'furnishing an independent check upon management,' especially with respect to fees paid to the investment company's sponsor." In addition to their general "watchdog" duties, the Independent Trustees are charged with a wide variety of responsibilities under the Act. In order to perform their duties effectively, the Independent Trustees are required to review and understand large amounts of material, often of a highly technical and legal nature.

   The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service, law or academia; that is, people whose advice and counsel are valuable and in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because of the demands made on their time by the Funds. Indeed, to serve on the Funds' Boards, certain Trustees who would be qualified and in demand to serve on bank boards would be prohibited by law from serving at the same time as a director of a national bank and as a Trustee of a Fund.

   The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Since most of the TCW/DW Funds have such a plan, and since all of the Funds' Boards have the same independent members, who comprise a majority of each Board, the Independent Trustees effectively control the selection of other Independent Trustees of all the TCW/DW Funds.

GOVERNANCE STRUCTURE OF THE TCW/DW FUNDS

   While the regulatory system establishes both general guidelines and specific duties for the Independent Trustees, the governance arrangements from one investment company group to another vary significantly. In some groups the Independent Trustees perform their role by attendance at periodic meetings of the board of directors with study of materials furnished to them between meetings. At the other extreme, an investment company complex may employ a full-time staff to assist the Independent Trustees in the performance of their duties.


   The governance structure of the TCW/DW Funds lies between these two extremes. The Independent Trustees, the Funds' Manager and the Adviser alike believe that these arrangements are effective and serve the interests of the Funds' shareholders. All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Four of them also serve as members of the Derivatives Committee.


   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing Fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex, and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent

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

accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; advising the independent accountants and management personnel that they have direct access to the Committee at all times; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has established a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   Committee meetings are sometimes held away from the offices of the Adviser and the Manager and sometimes in the Board room of the Manager. These meetings are held without management directors or officers being present, unless and until they may be invited to the meeting for purposes of furnishing information or making a report. These separate meetings provide the Independent Trustees an opportunity to explore in depth with their own independent legal counsel, independent auditors and other independent consultants, as needed, the issues they believe should be addressed and resolved in the interests of the Funds' shareholders.

   For the fiscal period March 30, 1994 (commencement of operations) through January 31, 1995, the Board of Trustees of the Trust held five meetings, and the Audit Committee, the Committee of the Independent Trustees and the Derivatives Committee of the Trust held two, seven, and five meetings, respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Committee of Independent Trustees or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEES

   The Chairman of the Committees is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on the issues, and arranges to have the information furnished. He also arranges for the services of independent experts to be provided to the Committees and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of all three Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committees is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the TCW/DW Funds and as an Independent Trustee of the Dean Witter Funds. The current Committee Chairman has had a combined total of more than 35 years experience in the securities, financial and investment company industries. He has served as Chairman and Chief Executive of the American Stock Exchange, Inc. and Chairman of the Financial Accounting Standards Advisory Council.

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VALUE OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds is in the best interests of all the Funds' shareholders. This arrangement avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. It is believed that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the likelihood of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, it is believed that having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Trust will pay each Independent Trustee an annual fee of $3,500 plus a per meeting fee of $350 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust will pay the Chairman of the Audit Committee an annual fee of $1,200 and will pay the Chairman of the Committee of the Independent Trustees an additional annual fee of $2,400, in each case inclusive of the Committee meeting fees). The Trust will also reimburse such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Manager or the Adviser or an affiliated company of either will not receive any compensation or expense reimbursement from the Trust. The Trust commenced operations on March 30, 1995 and paid $25,774 in compensation to the Independent Trustees for the fiscal period ended January 31, 1995.

   At such time as the Trust has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during such fiscal year the Trust holds the same number of Board and committee meetings as were held by the other TCW/DW Funds during the calendar year ended December 31, 1994, it is estimated that compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table.

                        TRUST COMPENSATION (ESTIMATED)

                                 AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND
- ---------------------------  ---------------
John C. Argue ..............    $ 7,050
John R. Haire ..............      7,050
Dr. Manuel H. Johnson  .....      7,050
Paul Kolton ................      9,050*
Michael E. Nugent ..........      7,050
John L. Schroeder ..........      7,050

- ---------------
   * Of Mr. Kolton's compensation from the Trust, $3,600 is paid to him as Chairman of the Committee of the Independent Trustees ($2,400) and as Chairman of the Audit Committee ($1,200).

   The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1994 for services to the 13 TCW/DW Funds and, in the case of Messrs. Haire,

Johnson, Kolton, Nugent and Schroeder, the 73 Dean Witter Funds that were in operation at December 31, 1994, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. With respect to Messrs. Haire, Johnson, Kolton, Nugent and Schroeder, the Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. is included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Adviser to that investment company. Mr. Schroeder was elected as a Trustee of each TCW/DW Fund then in existence on April 20, 1995.

                      CASH COMPENSATION FROM FUND GROUPS

                                                                                   FOR SERVICE AS       TOTAL CASH
                                                FOR SERVICE AS                      CHAIRMAN OF      COMPENSATION FOR
                              FOR SERVICE AS      DIRECTOR OR                      COMMITTEES OF    SERVICES TO 73 DEAN
                               TRUSTEE AND        TRUSTEE AND     FOR SERVICE AS    INDEPENDENT      WITTER FUNDS, 13
                             COMMITTEE MEMBER  COMMITTEE MEMBER    DIRECTOR OF       DIRECTORS/      TCW/DW FUNDS AND
    NAME OF INDEPENDENT        OF 13 TCW/DW    OF 73 DEAN WITTER   TCW GALILEO      TRUSTEES AND    TCW GALILEO FUNDS,
TRUSTEE                           FUNDS              FUNDS         FUNDS, INC.    AUDIT COMMITTEES         INC.
- --------------------------  ----------------  -----------------  --------------  ----------------  -------------------
John C. Argue .............     $63,250              --              $37,000              --           $100,250
John R. Haire .............      66,950           $101,061               --          $225,563**         393,574
Dr. Manuel H. Johnson  ....      60,750            122,461               --               --            183,211
Paul Kolton ...............      51,850            128,961               --          34,200***          215,011
Michael E. Nugent .........      52,650            115,761               --               --            168,411
John L. Schroeder .........        --               85,938               --               --             85,938

- ---------------
    ** For the 73 Dean Witter Funds.
   *** For the 13 TCW/DW Funds.

   As of the date of this proxy statement, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

              (2) APPROVAL OR DISAPPROVAL OF CURRENTLY EFFECTIVE
                        INVESTMENT ADVISORY AGREEMENT

   The Trust's investments are managed by TCW Funds Management, Inc. (referred to herein as the "Investment Adviser"), pursuant to an Investment Advisory Agreement dated March 23, 1994 (referred to herein as the "Advisory Agreement"), a copy of which is attached hereto as Exhibit A.

THE ADVISORY AGREEMENT

   The Advisory Agreement was initially approved by the Board of Trustees of the Trust, including all of the Independent Trustees, at a meeting held on February 9, 1994, and was approved by InterCapital, the then sole shareholder of the Trust, on March 22, 1994. In the event shareholders do not approve continuance of the Advisory Agreement by the required majority vote at the forthcoming meeting or an adjournment thereof, the Board of Trustees of the Trust will take such action as it deems to be in the best interest of the Trust and its Shareholders, which may include calling a special meeting of shareholders to vote on a new investment advisory agreement or continuance of the present Advisory Agreement until the next Annual Meeting of Shareholders.

   In considering whether or not to approve the Advisory Agreement, the Board of Trustees reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the

Adviser's services and personnel, and the appropriateness of the fees that are paid under the Advisory Agreement. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that the approval of the Advisory Agreement was in the best interests of the Trust and its Shareholders.

   The favorable vote of a majority of the outstanding voting securities of the Trust is required for the approval of the Advisory Agreement. Such a majority is defined in the Act as the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE ADVISORY AGREEMENT.

THE ADVISORY AGREEMENT


   The Advisory Agreement provides that the Investment Adviser shall continously invest the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objectives and policies. In addition, the Investment Adviser pays the compensation of all personnel, including officers of the Trust, who are its employees. The Adviser may utilize the services of its affiliates in providing the investment advisory services under the Investment Advisory Agreement which affiliate services, if any, will be performed without compensation (other than reimbursement by the Adviser or a non-investment company affiliate of the Adviser of out-of-pocket costs and expenses). The Investment Adviser has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings.


   Under the Advisory Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Adviser or the Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparation, printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Trust's Manager or Investment Adviser or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Trust's Manager or Investment Adviser); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Advisory Agreement.

   The Advisory Agreement has an initial term ending April 30, 1995 and provides that, after this period, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (as defined in the Act) at a meeting called for the purpose of voting on such approval. The Advisory Agreement's continuation until April 30, 1996, was approved by the Trustees, including a majority of Independent Trustees, at a Meeting of the Trustees held on April 20, 1995, called for the purpose of approving the Management Agreement.

   The Advisory Agreement also provides that it may be terminated at any time by the Investment Adviser, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days notice and will automatically terminate upon any assignment (as defined in the Act).


   In return for its investment services and the expenses which the Investment Adviser assumes under the Advisory Agreement, the Trust pays the Investment Adviser compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.50% to the Trust's average weekly net assets. Pursuant to the Advisory Agreement, the Trust accrued to the Investment Adviser total compensation of $1,392,506 during the fiscal period ended January 31, 1995. The net assets of the Trust totalled $254,358,248 at January 31, 1995.


INVESTMENT ADVISER


   TCW Funds Management, Inc. (the "Investment Adviser") is the Trust's investment adviser. The Investment Adviser, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company) ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of March 31, 1995, the Investment Adviser and its affiliates had approximately $46 billion under management or committed to management. The Investment Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.


   The Principal Executive Officers and Directors of the Investment Adviser, and their principal occupations, are:

   Robert A. Day, Chairman, Thomas E. Larkin, Jr., Vice Chairman, and Marc I. Stern, President of the Investment Adviser. Mr. Day may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group. The principal occupations of Messrs. Larkin and Stern are described in the preceding tables.

   The business address of the foregoing Directors and Executive Officers is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.


   The Appendix lists the investment companies for which the Adviser provides investment advisory or sub-advisory services and which have similar investment objectives to that of the Trust, and sets forth the net assets of and the fees payable by such investment companies, including the Trust.


MANAGER

   Dean Witter Services Company Inc. ("DWSC") is the Trust's Manager. DWSC, which maintains its offices at Two World Trade Center, New York, New York 10048, is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"). InterCapital maintains its offices at Two World Trade Center, New York,

New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, management and administrative activities previously performed by the InterCapital Division of DWR.

   As the Trust's Manager, DWSC receives from the Trust compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.36% to the Trust's weekly net assets. For the fiscal period ended January 31, 1995, the Trust accrued to DWSC, pursuant to a Management Agreement, total compensation of $2,088,757.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of DWDC and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; James F. Higgins, President and Chief Operating Officer of Dean Witter Financial, Executive Vice President of DWDC and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR, Chairman of the Board of Directors, Chief Executive Officer and Director of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Secretary and General Counsel of DWDC, Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors and Director of InterCapital and DWSC; and Thomas C. Schneider, Executive Vice President and Chief Financial Officer of DWDC and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of the foregoing Directors and Executive Officers is Two World Trade Center, New York, New York 10048.

   InterCapital and DWSC serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

   DWDC has its offices at Two World Trade Center, New York, New York 10048. There are various lawsuits pending against DWDC involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   During the fiscal period ended January 31, 1995, the Trust accrued to Dean Witter Trust Company, the Trust's Transfer Agent and an affiliate of the Manager, transfer agency fees of $313,341.

    (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees have unanimously selected the firm of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending January 31, 1996. Price Waterhouse LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

   A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting of Shareholders and will be available to make a statement, if he or she so desires, and to respond to appropriate questions of shareholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Trust. Abstentions and broker "non-votes" will have the same effect as a vote against the proposal.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.

                            SHAREHOLDER PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than December 22, 1995 for inclusion in the proxy statement and proxy for that meeting.

                           REPORTS TO SHAREHOLDERS

   The Trust's most recent Annual Report, for the fiscal period ended January 31, 1995, is available without charge upon request from Adrienne Ryan at Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (telephone 1-800-526-3143 (toll free)).

                                OTHER BUSINESS

   The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

                                        By Order of the Trustees

                                             SHELDON CURTIS

                                                Secretary

                                                                      APPENDIX

   TCW Funds Management Inc. serves as investment adviser to the Trust as well as investment adviser or sub-adviser to the other investment companies listed below which have similar investment objectives to that of the Trust, with net assets shown as of March 31, 1995.


                                                                        ANNUAL
                                                                    MANAGEMENT FEE
                                                    NET ASSETS ON   AS PERCENT OF
                                                    MARCH 31, 1995   AVERAGE NET
NAME                                                (IN MILLIONS)       ASSETS
- -------------------------------------------------  --------------  --------------
TCW/DW Emerging Markets Opportunities Trust  ..... $246,384,633         (1)
TCW Galileo Funds, Inc.
 TCW Galileo Asia Pacific Equity Fund ............   41,590,420         (2)
 TCW Galileo Emerging Markets Fund ...............   48,519,444         (2)
 TCW Galileo Latin America Fund ..................   41,661,440         (2)
TCW/DW Latin American Growth Fund ................  231,723,601         (3)
Dean Witter Select Dimensions Investment Series--
 Emerging Markets Portfolio ..................          900,379         (4)

- ---------------
1.      0.50% of the Trust's weekly net assets.
2.      1.00% of the Fund's annual net asset value.
3.      0.50% of the Fund's daily net assets.
4.      1.25% of the Portfolio's daily net assets paid to Dean Witter InterCapital, Inc. pursuant to an Investment
        Management Agreement of which 0.40% is paid to TCW Funds Management Inc., the Sub-Adviser, pursuant to a
        Sub-Adivsory Agreement. InterCapital has undertaken to assume all operating expenses of the Portfolios of Dean
        Witter Select Dimensions Investment Series (except for any brokerage fees and a portion of organizational expenses) and to waive the compensation provided for in its investment management agreement with that company in respect of each Portfolio until such time as the pertinent Portfolio has $50 million of net assets or until
        December 31, 1995, whichever occurs first.

                                                                     EXHIBIT A

                        INVESTMENT ADVISORY AGREEMENT

   AGREEMENT made as of the 23rd day of March, 1994, by and between TCW/DW Emerging Markets Opportunities Trust, an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts (hereinafter called the "Fund"), and TCW Funds Management Inc., a California corporation (hereinafter called the "Investment Adviser"):

   WHEREAS, The Fund intends to engage in business as a closed-end management investment com- pany and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"), and engages in the business of acting as investment adviser; and

   WHEREAS, The Fund desires to retain the Investment Adviser to render investment advisory ser- vices in the manner and on the terms and conditions hereinafter set forth; and

   WHEREAS, The Investment Adviser desires to be retained to perform services on said terms and conditions;

   Now, Therefore, this Agreement

                               W I T N E S S E T H:

that in consideration of the premises and the mutual covenants hereinafter contained, the Fund and the Investment Adviser agree as follows:

   1. The Fund hereby retains the Investment Adviser to act as investment adviser of the Fund and, subject to the supervision of the Trustees of the Fund (the "Trustees"), to invest the Fund's assets as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Adviser shall obtain and evaluate such information and advice relating to the economy, securities and commodities markets and securities and commodities as it deems necessary or useful to discharge its duties hereunder; shall continuously invest the assets of the Fund in a manner consistent with the investment objectives and policies of the Fund; shall determine the securities and commodities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Investment Adviser shall deem necessary or appropriate. The Investment Adviser shall also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

   2. The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Adviser may desire. The Investment Adviser shall provide the Fund's manager with such records and information as may reasonably be required by the Fund's manager pursuant to its obligations under its management agreement with the Fund to maintain the Fund's books and records.

   3. The Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

    4. The Investment Adviser shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of its directors, officers and employees, if any, who are also Trustees or officers of the Fund.

   5. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund (except expenses borne by the Fund's manager pursuant to a management agreement with the Fund), including without limitation: fees pursuant to any management agreement into which the Fund may enter; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio transactions to which the Fund is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel and the costs and expenses of preparing, printing, including typesetting, and distributing prospectuses for such purposes); all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or the Fund's manager or any corporate affiliate of either of them; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Adviser or the Fund's manager, and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; fees and expenses incident to the listing of the Fund's shares on any stock exchange; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

   6. For the services to be rendered by the Investment Adviser, the Fund shall pay to the Investment Adviser monthly compensation, calculated from the day following commencement of operations by the Fund, determined by applying the annual rate of 0.50% to the Fund's average weekly net assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rate to the average weekly net assets of the Fund determined as of the close of the last business day of each week. At the request of the Investment Adviser, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   7. The Investment Adviser will use its best efforts in its investment of the Fund's assets, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations here- under, the Investment Adviser shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors. The Adviser shall be indemnified by the Fund as an agent of the Fund in accordance with the terms of Section 4.8 of the Fund's By-Laws.

    8. Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation (including any other investment company), whether or not the investment objectives or policies of any such other person, firm or corporation are similar to those of the Fund, and shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom the Investment Adviser or any such affiliated person may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, officer or employee of the Investment Adviser to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

   9. This Agreement shall remain in effect until April 30, 1995 and from year to year thereafter provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Act, of the outstanding voting securities of the Fund or by the Board of Trustees of the Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Adviser, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (to the extent required by the Act and the rules thereunder) unless such automatic terminations shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Adviser may terminate this Agreement without payment of penalty on thirty days' written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

   10. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Adviser shall be liable for failing to do so.

   11. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the Advisers Act or any rules, regulations or orders of the Securities and Exchange Commission, the latter shall control.

   12. The Fund acknowledges that Trust Company of the West, an affiliate of the Investment Adviser, owns its own name, initials and logo. The Fund agrees to change its name at the request of the Investment Adviser if this Agreement is terminated for any reason.

   13. The Declaration of Trust establishing TCW/DW Emerging Markets Opportunities Trust, dated December 22, 1993, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name TCW/DW Emerging Markets Opportunities Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of TCW/DW Emerging Markets Opportunities Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said TCW/DW Emerging Markets Opportunities Trust, but the Trust Estate only shall be liable.

    IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written in New York, New York.

                                        TCW/DW EMERGING MARKETS
                                         OPPORTUNITIES TRUST


                                           /s/ Charles A. Fiumefreddo
                                        By  ..........................
                                               Charles A. Fiumefreddo

Attest:
/s/ Lou Anne McInnis
 .............................
    Lou Anne McInnis

                                        TCW FUNDS MANAGEMENT, INC.


                                           /s/ Marc I. Stern
                                        BY ...........................
                                               Marc I. Stern


                                           /s/ Michael Cahill
                                        BY  ..........................
                                              Michael Cahill

Attest:
/s/ Marie Bender
 .............................
    Marie Bender

                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST

                ANNUAL MEETING OF SHAREHOLDERS--JUNE 22, 1995

                                    PROXY


   The undersigned hereby appoints SHELDON CURTIS, ROBERT M. SCANLAN, DAVID
A. HUGHEY, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of TCW/DW Emerging Markets Opportunities Trust on June 22, 1995 at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated May 3, 1995 as follows:


   THIS PROXY IS SOLICITED BY THE TRUSTEES. IF NO SPECIFICATION IS MADE ON REVERSE SIDE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS.



                      (Continued, and to be dated and signed on reverse side.)

PLEASE MARK BOXES [X] OR [X] IN BLUE OR BLACK INK.
1. ELECTION OF TRUSTEES:

 [ ] FOR ALL NOMINEES
(except as marked to the contrary below)

 [ ] WITHHOLD AUTHORITY
(to vote for all nominees listed below)

John C. Argue, Richard M. DeMartini, Charles A. Fiumefreddo, John R. Haire, Dr. Manuel H. Johnson, Paul Kolton, Thomas E. Larkin, Jr., Michael E. Nugent,
                      John L. Schroeder, Marc I. Stern.

(INSTRUCTION: To withhold authority to vote for any individual nominee write that nominee's name on the space provided below.)
- -----------------------------------------------------------------------------
2. APPROVAL OF INVESTMENT ADVISORY AGREEMENT:

FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

3. RATIFICATION OF APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT
ACCOUNTANTS:

FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

and in their discretion in the transaction of any other business which may properly come before the meeting.



                                                                           020

Please sign personally. If the share is registered in more than one name, each joint owner or each fiduciary should sign personally. Only authorized officers should sign for corporations.

Dated
- -----------------------------------------------------------------------------

- -----------------------------------------------------------------------------
                                  Signature

- -----------------------------------------------------------------------------
                                  Signature

IMPORTANT: PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.